Class A:    GDAFX    Class C:    GDCFX     Institutional:    GDIFX    Class IR:    GDHFX    Class R:    GDRFX    Class R6:     GDHUX

Before you invest, you may want to review the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated July 31, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 76 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-127 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR	Class R	Class R6
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses[2]	0.27%	0.52%	0.12%	0.27%	0.22%	0.10%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.27%	0.27%	0.12%	0.27%	0.22%	0.10%
Acquired Fund Fees and Expenses[3]	0.08%	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses[4]	1.50%	2.25%	1.10%	1.25%	1.70%	1.08%
Fee Waivers and Expense Limitation[5]	(0.24)%	(0.25)%	(0.26)%	(0.25)%	(0.18)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Limitation[4]	1.26%	2.00%	0.84%	1.00%	1.52%	0.82%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

The differences in the “Other Expenses” ratios across the share classes are the result of, among other things, contractual differences in transfer agency fees and the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect of small share classes. The “Other Expenses” for Class R6 Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

[3]

Acquired Fund Fees and Expenses reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the DAF Subsidiary (as defined below) and other investment companies in which the Fund invests.

[4]

The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

[5]

The Investment Adviser has agreed to: (i) waive a portion of its management fees in order to achieve an effective net management fee rate of no higher than 0.79% as an annual percentage rate of the average daily net assets of the Fund; (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; (iii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the DAF Subsidiary (as defined below) at an annual rate of 0.42% of the DAF Subsidiary’s average daily net assets; and (iv) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, dividend and interest expenses on short sales, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. The management fee waiver arrangement with respect to the DAF Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the DAF Subsidiary is in place. The other management fee waiver and expense limitation arrangements will remain in effect through at least July 31, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waivers with respect to the effective net management fee rate and affiliated fund fees and the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$672	$977	$1,304	$2,227
Class C Shares
— Assuming complete redemption at end of period	$303	$681	$1,185	$2,570
— Assuming no redemption	$203	$681	$1,185	$2,570
Institutional Shares	$86	$325	$584	$1,322
Class IR Shares	$102	$373	$665	$1,495
Class R Shares	$155	$520	$909	$1,999
Class R6 Shares	$84	$318	$570	$1,294

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2014 was 211% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund is intended for investors who seek capital appreciation but also seek asset class and risk diversification.

The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps, structured notes and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield (commonly known as “junk bonds”)) and commodities. Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”) manages the Fund dynamically by changing the Fund’s allocations to these asset classes based on the Investment Adviser’s tactical views and in response to changing market conditions.

The Investment Adviser’s Quantitative Investment Strategies Group (“QIS Group”) uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to, and within, the asset classes in which the Fund invests.

¡	The Fund’s tactical allocation models use financial, economic and other factors that seek to capture the expected return and expected volatility of global asset classes across markets. In allocating to each of the Fund’s primary asset classes—equities (both in U.S. and non-U.S. equities), fixed income (U.S. and non-U.S., investment grade and high yield), and commodities—the Investment Adviser may consider the expected volatility of the Fund’s overall portfolio and the risk and return contribution of each asset class. The asset classes used by the Fund’s tactical allocation models may vary. Moreover, not all of the Fund’s asset classes may contribute to expected portfolio volatility at a given time, due to market opportunities, compliance with regulatory constraints, changes in the Fund’s investment process, or other factors.

¡	Within a given asset class, the QIS Group will consider a number of factors in selecting individual securities and investment types, including: cost, trading volume and efficiency and regulatory considerations. In certain asset classes, the Investment Adviser may also consider financial, economic and other factors in selecting securities (e.g., individual stocks), and will select securities that it believes will generate greater capital appreciation relative to a passive investment in the relevant asset class. The Investment Adviser will also seek passive exposure to certain asset classes where it believes that such security selection opportunities and/or benefits are limited.

¡	Additionally, as a measure against inflation, the Fund will typically allocate some portion of its assets to commodity linked instruments and Treasury Inflation Protected Securities (“TIPS”), asset classes that are intended to provide (and have historically provided) higher returns during inflationary periods.

¡	As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds.

¡	On a regular basis (typically monthly), the Investment Adviser will assess the risk contribution of each asset class and rebalance accordingly.

The Investment Adviser will tactically shift the Fund’s portfolio weightings among, and within, the different asset classes both to take advantage of changing market opportunities for greater capital appreciation and in response to changing market risk conditions. At any given time, the Fund will establish overweight positions in those asset classes (or individual investments) that the Investment Adviser believes will outperform relative to other asset classes (or individual investments) and hold underweight positions in those asset classes (or individual investments) that the Investment Adviser believes will underperform on a relative basis. Additionally, the Investment Adviser may adjust the Fund’s asset class allocation based on the information provided by its Market Sentiment Indicator (the “Indicator”). The Indicator is a proprietary composite of various measures of financial disruption, such as the volatility of the S&P 500 Index and credit spreads. Credit spreads measure the difference in the yield of higher yielding bond sectors relative to Treasury bonds. When those spreads widen, this can indicate higher levels of uncertainty or distress in financial markets. When the Indicator

3        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND

signals high market distress, the Investment Adviser may allocate more of the Fund’s assets to cash or other less risky assets. There is no guarantee that the Investment Adviser’s asset allocation model or Indicator will be successful predictors of future market activity.

The Investment Adviser may also establish a short position for the Fund with respect to an asset class that the Investment Adviser believes will underperform over a particular time period. The Fund may also use leverage (e.g., by borrowing or though derivatives). As a result, the sum of the Fund’s investment exposures may at times exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Investment Adviser may, in its discretion, make changes to its tactical allocation and other models, including the Indicator, or use other models that are based on the Investment Adviser’s proprietary research.

Investment in the Subsidiary. The Fund may gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “DAF Subsidiary”). The DAF Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure.

The Fund may invest up to 25% of its total assets in the DAF Subsidiary. The DAF Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the DAF Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the DAF Subsidiary invests directly in physical commodities. The DAF Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The Fund’s primary benchmark index is the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index. The Fund’s secondary benchmark index is the Dynamic Allocation Fund Composite Index, which is comprised of the Morgan Stanley Capital International (MSCI) All Country World Index Investable Market Index (ACWI IMI) (Net, USD, Unhedged) (60%) and the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (40%).

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing.

Absence of Regulation. The Fund engages in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the DAF Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the DAF Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit

4        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND

quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk. Loss may result from the Fund’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Expenses Risk. By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and real estate investment trusts (“REITs”) indirectly through the Fund, the investor will incur a proportionate share of the expenses of those other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees), in addition to the expenses of the Fund.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk. The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Subsidiary Risk. The DAF Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. The Fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the DAF Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the DAF Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Swaps Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the DAF Subsidiary to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Tax Risk. Based on tax rulings from the IRS, the Fund seeks to gain exposure to the commodity markets through investments in the DAF Subsidiary. The tax treatment of the Fund’s investments in the DAF Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Treasury Inflation Protected Securities Risk. The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart below and table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares compare to those of broad-based securities market indices and to the Dynamic Allocation Fund Composite Index, a composite prepared by the Investment Adviser representing the long-term volatility profile of the Fund. The Dynamic Allocation Fund Composite Index is comprised of the MSCI ACWI IMI (Net, USD, Unhedged) (60%) and the Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (40%). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of this Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

6        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2014	1 Year	Since Inception
Class A Shares (Inception 01/05/10)
Returns Before Taxes	-3.40%	2.91%
Returns After Taxes on Distributions	-5.57%	1.90%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.68%	1.94%
Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (reflects no deduction for fees or expenses)	0.10%	0.25%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	3.84%	9.01%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged; reflects no deduction for fees, expenses or taxes)	7.59%	4.55%
Dynamic Allocation Fund Composite Index	5.41%	7.40%
Class C Shares (Inception 01/05/10)
Returns Before Taxes	0.28%	3.30%
Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (reflects no deduction for fees or expenses)	0.10%	0.25%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	3.84%	9.01%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged; reflects no deduction for fees, expenses or taxes)	7.59%	4.55%
Dynamic Allocation Fund Composite Index	5.41%	7.40%
Institutional Shares (Inception 01/05/10)
Returns Before Taxes	2.61%	4.50%
Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (reflects no deduction for fees or expenses)	0.10%	0.25%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	3.84%	9.01%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged; reflects no deduction for fees, expenses or taxes)	7.59%	4.55%
Dynamic Allocation Fund Composite Index	5.41%	7.40%
Class IR Shares (Inception 01/05/10)
Returns Before Taxes	2.33%	4.33%
Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (reflects no deduction for fees or expenses)	0.10%	0.25%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	3.84%	9.01%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged; reflects no deduction for fees, expenses or taxes)	7.59%	4.55%
Dynamic Allocation Fund Composite Index	5.41%	7.40%
Class R Shares (Inception 01/05/10)
Returns	1.85%	3.81%
Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (reflects no deduction for fees or expenses)	0.10%	0.25%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	3.84%	9.01%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged; reflects no deduction for fees, expenses or taxes)	7.59%	4.55%
Dynamic Allocation Fund Composite Index	5.41%	7.40%
Class R6 Shares (Inception 07/31/15)*
Returns	2.61%	4.50%
Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (reflects no deduction for fees or expenses)	0.10%	0.25%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	3.84%	9.01%
Barclays Global Aggregate Bond Index (Gross, USD, Hedged; reflects no deduction for fees, expenses or taxes)	7.59%	4.55%
Dynamic Allocation Fund Composite Index	5.41%	7.40%

*	Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of the Class R6 Shares is that of the Institutional Shares. Performance prior to July 31, 2015 has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had similar returns (because these share classes represent interests in the same portfolio of securities) that differed only to the extent that Class R6 Shares and Institutional Shares have different expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares, and the returns for Class R and Class R6 Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Alpha Strategies has managed the Fund since 2010; Osman Ali, CFA, Managing Director, has managed the Fund since 2011; James Park, Managing Director, has managed the Fund since 2013; and Edward J. Tostanoski III, Vice President, has managed the Fund since 2015.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR, Class R and Class R6 Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR, Class R or Class R6 shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

8        SUMMARY PROSPECTUS — GOLDMAN SACHS DYNAMIC ALLOCATION FUND

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